UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2011  (June 3, 2011)

Sharps Compliance Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34269	74-2657168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500 Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 432-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b). Departure Of Directors or Certain Officers.

On June 6, 2011, the Company announced Ramsay Gillman, a member of its Board of Directors, passed away on Friday, June 3, 2011. Mr. Gillman, 67, served as a director of the Company since July 2002 and also served as a Co-Chair of the Compensation Committee and Co-Chair of the Governance Committee of the Board.

     A copy of the press release issued by the Company regarding the above announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Sharps Compliance Mourns the Passing of Director Ramsay Gillman dated June 6, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharps Compliance Corp. (Registrant)
June 6, 2011 (Date)	/s/ DIANA P. DIAZ Diana P. Diaz Vice President and Chief Financial Officer